ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 220
Certified Public Accountants and Business            Salt Lake City, Utah, 84106
Consultants Board                                         Telephone 801-486-0096
Member SEC Practice Section of the AICPA                        Fax 801-486-0098
                                                      E-mail Kandersen @ msn.com


                                                                  EXHIBIT 10 (I)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

VIS' OPPS MARKETING INC.

We hereby consent to the use of our report dated April 7, 1999, in the registration statement of Vis' Opps Marketing Inc. filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.

                                              /s/ L. REX ANDERSEN

                                              ANDERSEN ANDERSEN & STRONG, L.L.C.

Salt Lake City, Utah
April 7, 1999



        A member of ACF International with affiliated offices worldwide


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